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                                                              EXHIBIT (16)(g)


                            AGGRESSIVE GROWTH FUND

                                CLASS A SHARES

         TOTAL RETURN CALCULATION FROM INCEPTION THROUGH JUNE 30, 1996
                                                                       n
Formula                                                          P(1+T)   =  ERV

Including Payment of the Sales Charge
Net Asset Value                                                $    9.12
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $   11.09  =  ERV
Period From Inception to 06/30/96                                    .09  =  n

TOTAL RETURN FOR THE PERIOD                                      -64.46%  =  T


Excluding Payment of the Sales Charge
Net Asset Value                                                $    9.12
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $  967.13  =  ERV
Period From Inception to 06/30/96                                    .09  =  n

TOTAL RETURN FOR THE PERIOD                                      -31.02%  =  T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996

Formula                                                        ERV - P
                                                               -------
                                                                  P       =  T

Including Payment of the Sales Charge
Net Asset Value                                                $    9.12
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $  911.09  =  ERV

TOTAL RETURN FOR THE PERIOD                                       -8.89%  =  T


Excluding Payment of the Sales Charge
Net Asset Value                                                $    9.12
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $  967.13  =  ERV

TOTAL RETURN FOR THE PERIOD                                       -3.29%  =  T

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                             AGGRESSIVE GROWTH FUND
                                 CLASS B SHARES


         TOTAL RETURN CALCULATION FROM INCEPTION THROUGH JUNE 30, 1996
                                                                       n
Formula                                                          P(1+T)   = ERV

Including Payment of the CDSC
Net Asset Value                                                $    9.11
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $  917.77  = ERV
Period From Inception to 06/30/96                                    .09  = n

TOTAL RETURN FOR THE PERIOD                                      -61.46%  = T


Excluding Payment of the CDSC
Net Asset Value                                                $    9.11
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $  966.07  = ERV
Period From Inception to 06/30/96                                    .09  = n

TOTAL RETURN FOR THE PERIOD                                      -31.86%  = T

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996

Formula                                                        ERV - P
                                                               -------
                                                                  P       = T

Including Payment of CDSC
Net Asset Value                                                $    9.11
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $  917.77  = ERV

TOTAL RETURN FOR THE PERIOD                                       -8.22%  = T


Excluding Payment of CDSC
Net Asset Value                                                $    9.11
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $  966.07  = ERV




TOTAL RETURN FOR THE PERIOD                                       -3.39%  = T







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                            AGRESSIVE GROWTH FUND

                                CLASS C SHARES

         TOTAL RETURN CALCULATION FROM INCEPTION THROUGH JUNE 30, 1996
                                                                       n
Formula                                                          P(1+T)   = ERV

Including Payment of the CDSC
Net Asset Value                                                $    9.11
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $  956.41  = ERV
Period From Inception to 06/30/96                                    .09  = n

TOTAL RETURN FOR THE PERIOD                                      -39.06%  = T

Excluding Payment of the CDSC
Net Asset Value                                                $    9.11
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $  966.07  = ERV
Period From Inception to 06/30/96                                    .09  = n

TOTAL RETURN FOR THE PERIOD                                      -31.86%  = T

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996

Formula                                                        ERV - P
                                                               -------
                                                                  P       = T

Including Payment of CDSC
Net Asset Value                                                $    9.11
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $  956.41  = ERV

TOTAL RETURN FOR THE PERIOD                                       -4.36%  = T


Excluding Payment of CDSC
Net Asset Value                                                $    9.11
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $  966.07  = ERV

TOTAL RETURN FOR THE PERIOD                                       -3.39%  = T